UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2021

Verint Systems Inc.

(Exact name of registrant as specified in its charter)

001-34807

(Commission File Number)

Delaware	11-3200514
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

175 Broadhollow Road

Melville, New York 11747

(Address of principal executive offices, with zip code)

(631) 962-9600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common Stock, $0.001 par value per share	VRNT	The NASDAQ Stock Market, LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

As described in the report on Form 6-K of Cognyte Software Ltd. (“Cognyte”) filed with the Securities and Exchange Commission on January 29, 2021 (the “Cognyte Form 6-K”) and incorporated herein by reference, Cognyte Technologies Israel Ltd. (formerly Verint Systems Limited) (“CTIL”) declared a cash dividend (the “Dividend”) in the aggregate amount of $35.0 million payable to Verint Systems Inc. (“Verint”), which was CTIL’s sole holder of record of ordinary shares as of the January 29, 2021 record date for the Dividend. The Dividend is subject to the conditions described in the Cognyte Form 6-K.

The information included in Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liabilities of that section.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Title

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding statements regarding the Spin-Off of Cognyte and the payment of the Dividend. These forward-looking statements are based on the Verint’s current assumptions, expectations and beliefs and involve substantial risks and uncertainties that may cause results, performance or achievement to materially differ from those expressed or implied by these forward-looking statements. Some of the factors that could cause actual results or conditions to differ materially from current expectations include, among others: the Verint’s expectations regarding the anticipated benefits to be achieved following the Spin-Off, including the possibility that the spin-off may negatively impact Verint’s operations or stock price; rapid technological changes and evolving industry standards; and challenges in establishing and maintaining relationships with third-party suppliers, manufacturers, and partners. The Company assumes no obligation to revise or update any forward-looking statement, except as otherwise required by law. For a detailed discussion of these risk factors, see the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2020, its Quarterly Report on Form 10-Q for the quarter ended April 30, 2020, its Quarterly Report on Form 10-Q for the quarter ended July 31, 2020, its Quarterly Report on Form 10-Q for the quarter ended October 31, 2020 and other filings the Company makes with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERINT SYSTEMS INC.

By:	/s/ Peter Fante
Name:	Peter Fante
Title:	Chief Administrative Officer

Date: January 29, 2021